Exhibit 10.4

                                                                       EXHIBIT E

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of April ___, 2005, by and between On2 Technologies, Inc., a Delaware corporation (the "Company"), and Wildform, Inc., a California corporation ("Wildform").

      This Agreement is made pursuant to the Support and Maintenance Agreement dated as of April ___, 2005 (the "Flix Agreement") by and between the Company and Wildform pursuant to which, among other matters, On2 has agreed to issue to Wildform 280,000 unregistered shares of Common Stock of the Company in payment for services to be rendered by Wildform to On2.

      The parties agree as follows:

                                    ARTICLE I

      Section 1.01. Definitions. Capitalized terms used herein without definition shall have the meanings given to them in (i) the Asset Purchase and Software License Agreement dated as of April 4, 2005 (the "Asset Purchase Agreement") by and between the Company and Wildform or (ii) the Flix Agreement. The terms set forth below are used herein as so defined:

            "Commission" has the meaning specified therefor in Section 1.02 of this Agreement.

            "Common Stock" means the common stock, par value .01 per share, of the Company.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Holder" means Wildform.

            "Inspector" has the meaning specified therefor in Section 2.01 this Agreement.

            "Losses" has the meaning specified therefor in Section 2.07 of this Agreement.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, business trust, trust or unincorporated entity.

            "Records" has the meaning specified therefor in Section 2.03 of this Agreement.

            "Registrable Securities" means the Shares, until such time as such securities cease to be Registrable Securities pursuant to Section 1.02 hereof.

            "Registration Expenses" has the meaning specified therefor in
Section 2.06 of this Agreement.

            "Registration Statement" has the meaning specified therefor in
Section 2.01 of this Agreement.

            "Securities Act" has the meaning specified therefor in Section 1.02 of this Agreement.

            "Shares" means 280,000 shares of Common Stock issued to Wildform in connection with the Flix Agreement. -

      Section 1.02 Restrictions on Transferability. None of the Registrable Securities may be sold, assigned, transferred, pledged or otherwise disposed of, whether or not for value, except in compliance with applicable securities laws. The Holder will be permitted to sell, assign, transfer, pledge or otherwise dispose Registrable Securities only (i) if a Registration Statement covering such Registrable Security has been declared effective by the Securities and Exchange Commission (the "Commission") and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement; (ii) such Registrable Security is disposed of pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"); (iii) such Registrable Security is eligible to be, and at the time of determination can be, disposed of pursuant to paragraph (k) of Rule 144 (or any similar provision then in force) under the Securities Act; or (iv) (iv) such transfer of the Registrable Securities is exempt from the registration requirements under the Securities Act. (each of (i) through (iv) above shall be a "Disposition Event"). Upon the occurrence of a Disposition Event, the provisions of this Agreement shall no longer apply to the shares of the Common Stock that theretofore were Registrable Securities and such shares shall cease to be Registrable Securities.

      Section 1.03 Restrictive Legend.

      (a) Shares of Stock. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THESE SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

      (b) Stop Transfer Instructions. The Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.

                                   ARTICLE II

      Section 2.01. Registration. On or prior to the nine-month anniversary of the date hereof, the Company will prepare and file with the Commission a registration statement under the Securities Act (the "Registration Statement") effecting the registration of the Shares. If Company, in its sole discretion, determines that the method of disposition shall be an underwritten public offering, Company may designate the managing underwriter of such offering, subject to the approval of Wildform, which approval shall not be withheld unreasonably. The Registration Statement will be filed on a form available to the Company, with respect to the Shares. The Company will use commercially reasonable efforts to cause such Registration Statement to become effective prior to the 12-month anniversary of the date hereof. The Company agrees to:

            (1) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the distribution period (determined pursuant to subparagraph (11) below) and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

            (2) furnish to each Holder and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission) as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement;

            (3) if applicable, use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

            (4) immediately notify Holder and each underwriter, at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and as promptly as practicable amend or supplement the prospectus or take other appropriate action so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (5) in the case of an underwritten public offering, enter into such customary agreements, including an underwriting agreement, and furnish, at the request of the underwriters, such opinions of counsel, and "cold comfort" letters from the independent accountants for the Company as are, in each case, customary in form and substance;

            (6) make available for inspection by Holder (or its designated representative), any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative of the Holder or underwriter (the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided that the Company may require the Inspectors to conduct their investigation in a manner that does not unreasonably disrupt the Company's operations and to execute such reasonable confidentiality agreements as the Company may reasonably determine to be advisable;

            (7) cause the Registrable Securities to be listed on any national securities exchange if the Common Stock is or becomes so listed;

            (8) use commercially reasonable efforts to keep effective and maintain for the period specified in subparagraph (11) a registration, qualification, approval or listing obtained to cover the Registrable Securities as may be necessary for the Holder to dispose thereof and shall from time to time amend or supplement any prospectus used in connection therewith to the extent necessary in order to comply with applicable law;

            (9) use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder to consummate the disposition of such Registrable Securities;

            (10) take such other actions as are reasonably requested by the Holder or the underwriters, if any, in order to expedite, facilitate or consummate the disposition of such Registrable Securities; and

            (11) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it (but not more than six months) and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or eighteen months.

      Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (4) of this Section 2.03, shall forthwith discontinue disposition of the Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (4) of this Section 2.03 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and it has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies in their possession or control, other than permanent file copies then in Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company may not require the Holder to discontinue disposition of the Registrable Securities for more than 90 days in any one-year period. If the Company shall give any such notice, the time periods specified in subsection (11) of this Section 2.03 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Holder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (4) of this Section 2.03 hereof or the notice that they may resume use of the prospectus.

      In connection with each registration hereunder with respect to an underwritten public offering, the Company and Holder agrees to enter into a written agreement with the managing underwriter or underwriters selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company or the Holder that is inconsistent with the provisions hereof; and further provided, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, the Holder and such managing underwriter; and provided further that the Holder shall not be required to indemnify the underwriters except with respect to information regarding the Holder furnished in writing by or on behalf of the Holder expressly for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, and the liability of the Holder shall not be greater in amount than the dollar amount of the proceeds received by the Holder from the sale of the Registrable Securities giving rise to such indemnification. Each the Holder shall supply to the Company the information relating to the Holder that is required by the Securities Act and the rules and regulations thereunder to be included in a Registration Statement which registers Registrable Securities of the Holder and the Holder shall execute all consents, powers of attorney, registration statements and other documents reasonably required to be signed by the Holder in order to effectuate the registration or disposition of Registrable Securities by the Holder.

      Section 2.02. Expenses.

            (1) "Registration Expenses" means all expenses incident to the Company's performance under or compliance with this Agreement, including without limitation, all registration and filing fees, blue sky fees and expenses, printing expenses, listing fees, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable out-of-pocket expenses; provided, however, that Registration Expenses shall not include any expenses incurred directly by the Holder for legal counsel.

            (2) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to this Agreement, whether or not the Registration Statement becomes effective.

      Section 2.03. Indemnification. (1) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Holder and each Person, if any, who controls Holder within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities (including reasonable attorneys' fees) ("Losses"), joint or several, to which Holder or such controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse as incurred Holder and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder or its controlling Person in writing specifically for use in such Registration Statement or prospectus.

            (2) Holder agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to Holder, but only with respect to information regarding Holder furnished by or on behalf of Holder for inclusion in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of Holder shall not be greater in amount than the dollar amount of the proceeds received by Holder from the sale of the Registrable Securities giving rise to such indemnification.

            (3) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 2.07, unless (and only to the extent) the indemnifying party shall have been materially prejudiced by such failure to give notice, and such failure to give notice shall not relieve the indemnifying party from any obligation of indemnification or contribution arising otherwise than under this Section 2.07. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.07 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have reasonably concluded that the interests of the indemnified party conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel reasonably acceptable to the indemnifying party and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (4) If the indemnification provided for in this Section 2.07 is unavailable to the Company or the Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between the Company on the one hand and Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

      Section 2.08. Reports Under the Securities Act and Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

      (a) Use reasonable commercial efforts to file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

      (b) take such action as reasonably is necessary to enable the Holder to utilize Form S-3 for the sale of their Registrable Securities.

                                   ARTICLE III

      Section 3.01. Representations and Warranties. The Company represents and warrants and agrees with Wildform that the execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been or will be as of the Closing Date duly authorized by all necessary corporate action required to be taken on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable in accordance with its terms.

      Section 3.02. Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by telecopy, courier service or personal delivery:

            (1) if to Holder, at the most current address given by Holder to the Company in accordance with the provisions of this Section 3.02, which address initially is the address set forth in the Asset Purchase Agreement,

            (2) if to the Company, initially at its address set forth in the Asset Purchase Agreement, and

            (3) for each, thereafter at such other address, notice of which is given in accordance with the provisions of this Section 3.02.

      All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

      Section 3.03. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent holders of Registrable Securities.

      Section 3.04. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      Section 3.05. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.06. Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AGREEMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      Section 3.07. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

      Section 3.08. Entire Agreement. This Agreement, together with the Asset Purchase Agreement and the Flix Agreement, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities issued by the Company to Wildform under the Flix Agreement. This Agreement, the Flix Agreement, and the Asset Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

      Section 3.09. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

      Section 3.10. Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and by Holder.

      Section 3.11. Assignment of Rights. The rights of Holder under this Agreement may be not be assigned or transferred

      Section 3.12 Penalty. If the Registration Statement is not effective on the 12-month anniversary of the date hereof (the "Registration Deadline"), and the Acquisition Shares are not otherwise eligible for sale under Rule 144 (or any similar provision then in force) under the Securities Act of 1933, then, on the Registration Deadline and on each monthly anniversary of the Registration Deadline until the registration statement has become effective, the Company shall pay to Wildform an additional "late fee penalty" amount in cash equal to five percent (5%) of the aggregate monetary value of the Shares, as determined based on the ten-day volume-weighted average price of the On2 common stock as of the date hereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            Wildform, Inc.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                                            On2 Technologies, Inc.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title: